UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 10, 2012
Date of Report (Date of earliest event reported)

MAINLAND RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52782	90-0335743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Waterway Avenue, Suite 300 The Woodlands, Texas	77070
(Address of principal executive offices)	(Zip Code)

(281) -469-5990
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3. SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The Board of Directors of Mainland Resources Inc., a corporation organized under the laws of the State of Nevada (the “Company”), pursuant to unanimous adoption of consent resolutions of the Board of Directors (the "Board of Directors Consent Resolutions") dated effective as of July 10, 2012 (the "Effective Date"), approved and authorized the settlement of an aggregate $773,626 (the "Debt") in current indebtedness of the Company due and owing to eight certain creditors (the "Creditors"). The Company owed the aggregate $773,626 to the Creditors, which was associated with expenses incurred and/or services rendered. The Board of Directors authorized the settlement of the Debt by the issuance of an aggregate 5,157,500 shares of restricted common stock of the Company at $0.15 per share effective as of July 10, 2012. The Company's shares of common stock were previously trading on the OTC Bulletin Board at approximately $0.07 from July 1, 2012 through July 5, 2012 and at $0.15 from July 6, 2012 through the Effective Date. The aggregate 5,157,500 shares of restricted common stock were issued to the eight Creditors as of the Effective Date.

The settlement of the Debt was made to two United States Creditors in reliance on Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and to six non-United States Creditors in reliance on Rule 903 of Regulation S promulgated under the Securities Act. The securities issued in the settlement of the Debt have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. There were no finders' fees or commissions payable by the Company upon the successful completion of the settlement of the Debt.

Of the Debt settled, an aggregate of $529,626 was settled for 3,530,640 shares of restricted common stock of the Company relating to amounts due and owing either directly or indirectly to to the benefit of officers and or directors of the Company.

As of the date of this Current Report, the total number of shares of common stock issued and outstanding is 38,254,450.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAINLAND RESOURCES, INC.

DATE: July 11, 2012	By:	/s/ William Thomas
William Thomas
Chief Financial Officer

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